UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 19, 2008

AllianceBernstein Holding l.p.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.	Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Not applicable.

Item 1.02.	Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03.	Bankruptcy or Receivership.

Not applicable.

Section 2.	Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02.	Results of Operations and Financial Condition.

Not applicable.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06.	Material Impairments.

Not applicable.

Section 3.	Securities and Trading Markets

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Not applicable.

Item 3.02.	Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03.	Material Modification to Rights of Security Holders.

Not applicable.

Section 4.	Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5.	Corporate Governance and Management

Item 5.01.	Changes in Control of Registrant.

Not applicable.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Not applicable.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Not applicable.

Item 5.04.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05.	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Item 5.06.	Change in Shell Company Status.

Not applicable.

Section 6.	Asset-Backed Securities

Item 6.01.	ABS Informational and Computational Material.

Not applicable.

Item 6.02.	Change of Servicer or Trustee.

Not applicable.

Item 6.03.	Change in Credit Enhancement or Other External Support.

Not applicable.

Item 6.04.	Failure to Make a Required Distribution.

Not applicable.

Item 6.05.	Securities Act Updating Disclosure.

Not applicable.

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

Not applicable.

Section 8.	Other Events

Item 8.01.	Other Events.

AllianceBernstein Holding L.P. (the “Company”) believes that, based on discussions with the staff of the Securities and Exchange Commission (the "SEC") and the fact that the Company's SIC code is 6282, one of the SIC codes listed in Appendix A to SEC Release No. 34-58592 restricting short sales, the common stock of the Company is covered by the order of the SEC described in Release No. 34-58592 restricting short sales.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Shell company transactions.

None.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein Holding l.p.

Dated: September 19, 2008	By:	/s/ Laurence E. Cranch
Laurence E. Cranch Executive Vice President, General Counsel and Secretary